Rule 497(k)
                                                            File No. 333-125751




FIRST TRUST                                   FIRST TRUST
                                              EXCHANGE-TRADED FUND
________________________________________________________________________


SUMMARY PROSPECTUS

First Trust Strategic Value Index Fund

Ticker Symbol: FDV
Exchange: NYSE Arca



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.
You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FDV.
You can also get this information at no cost by calling
(800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated April 29, 2011, are all incorporated by reference into this Summary Prospectus.



INVESTMENT OBJECTIVE
The First Trust Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). Effective on or about June 21, 2010, the Fund changed its name from First Trust DB Strategic Value Index Fund to First Trust Strategic Value Index Fund pursuant to the approval by its Board of Trustees.



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 April 29, 2011
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FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
      of offering price)                                                   None
   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a  percentage of the value of your investment)
           Management Fees                                                 0.50%
           Distribution and Service (12b-1) Fees                           0.00%
           Other Expenses                                                  0.36%
                                                                          ______
           Total Annual Fund Operating Expenses                            0.86%
           Fee Waiver and Expense Reimbursement (1)                        0.21%
                                                                          ______
           Total Net Annual Fund Operating Expenses After Fee Waiver
              and Expense Reimbursement                                    0.65%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until January 3, 2013. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 29, 2012. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of average daily net assets per year will be terminated following January 3, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year             3 Years            5 Years           10 Years
       $66               $192               $453              $1,200

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   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of its average daily net assets per year at least until January 3, 2013. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.65% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after January 3, 2013 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 197% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Credit Suisse Securities
(USA) LLC and Credit Suisse Group AG (collectively, the "Index Provider"). In constructing the Index, the Index Provider utilizes HOLT, a proprietary methodology that offers unique insights into corporate performance and valuation. The HOLT methodology aims to convert accounting data into cash, as measured by Cash Flow Return on Investment (CFROI(R)) to closely reflect a company's true economic performance and enable comparisons across sectors and regions and over time. The stocks in the eligible universe of the Index are ranked according to the HOLT proprietary valuation scoring model. The 50 stocks that comprise the Index have the highest HOLT valuation score that meet liquidity and tradeability requirements. The stocks in the Index are equally weighted initially and on each rebalancing effective date. The Index is rebalanced on a quarterly basis. The inception date of the Index was June 14, 2010.

The Fund intends to invest entirely in the Index, however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

INDEX TRACKING RISK. You should anticipate that the value of Fund Shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

FINANCIAL SERVICES COMPANIES RISK. The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

HEALTH CARE COMPANIES RISK. The Fund invests in health care companies. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV for the past four years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2010. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compare to those of the Index, a broad-based market index and a specialized securities market index. Effective as of the close of trading on June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Therefore, the Fund's performance and historical returns shown for the periods prior to June 18, 2010 are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. The inception date of the Index was June 14, 2010. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST STRATEGIC VALUE INDEX FUND--TOTAL RETURNS

                       CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  10.26%
                       2008                 -37.23%
                       2009                  39.43%
                       2010                  14.04%

During the four-year period ended December 31, 2010, the Fund's highest and lowest calendar quarter returns were 20.75% and -22.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2010

                                                                 1 Year      Since Inception
                                                                                (7/6/2006)
     Return Before Taxes                                         14.04%            4.51%
     Return After Taxes on Distributions                         13.28%            4.00%
     Return After Taxes on Distributions and Sale of Shares       9.07%            3.55%
     Deutsche Bank CROCI(R) US+ Index(TM)                        10.72%            4.25%
     Credit Suisse U.S. Value Index, Powered by HOLT(TM)(1)         --                --
     Composite Benchmark (2)                                     14.76%            5.16%
     S&P 500(R) Index                                            15.06%            1.87%
     S&P 500 Value Index                                         15.10%           -0.53%


  (1) On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM), to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of June 14, 2010, it was not in existence for any of the periods disclosed.

  (2) The Composite Benchmark is based on both the Deutsche Bank CROCI(R) US+ Index(TM), the Fund's prior Index (the "Old Index") and the Credit Suisse U.S. Value Index, Powered by HOLT(TM), the Fund's current Index (the "New Index"). FDV changed its underlying index at the close of business on June 18, 2010 from the Old Index to the New Index. Because of this, the June 18th closing value of the New Index was divided by the June 18th closing value of the Old Index to obtain a conversion multiple to make the performance of the indexes comparable. Using this conversion multiple, the Composite Benchmark return is calculated using the performance of the Old Index from Fund inception through June 18, 2010 and the New Index performance from June 19, 2010 (adjusted by the conversion multiple) through December 31, 2010.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust")

   PORTFOLIO MANAGERS
   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of: Daniel J. Lindquist, Chairman of the Investment Committee and Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Roger F. Testin, Senior Vice President of First Trust; and Stan Ueland, Vice President of First Trust. Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual Shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than NAV, which may cause the Shares to trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.